UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) October 18, 2010
CALLIDUS SOFTWARE INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)
000-50463		77-0438629
(Commission File Number)		(IRS Employer Identification No.)

6200 Stoneridge Mall Road, Suite 500
	Pleasanton, CA	94588
	(Address of Principal Executive Offices)	(Zip Code)
(925) 251-2200
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On October 18, 2010, the Company’s Board of Directors approved an amendment of the Company’s Amended and Restated Bylaws that added a new Section 2.12. Section 2.12 reconciles inconsistencies between timelines set forth in proxy access rules recently enacted by the Securities and Exchange Commission with those set forth in the Delaware General Corporation Law under which the Company is governed. The text of Section 2.12 of the Seconded Amended and Restated Bylaws is attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits.
     3.2. Text of Section 2.12 of the Second Amended and Restated Bylaws of Callidus Software Inc., effective as of October 18, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALLIDUS SOFTWARE INC.
Date: October 20, 2010	By:	/s/ V. Holly Albert
		Name:	V. Holly Albert
		Title:	Senior Vice President, General Counsel and Secretary